SUPPLEMENT DATED SEPTEMBER 12, 2012
To the variable annuity prospectuses of:

Allianz High Five®
Allianz High Five® L
Valuemark® II
Dated April 30, 2012 as supplemented August 2 and August 9, 2012

ISSUED BY

Allianz Life Insurance Company of North America and Allianz Life Variable Account B

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

At a meeting held on May 17-18, 2012, the Board of Trustees of Oppenheimer Variable Account Funds, on behalf of the Target Fund and the Acquiring Fund listed below, approved the Reorganization by which the Target Fund, an open-end investment company, would be acquired by the Acquiring Fund, an open-end investment company. The Target Fund has an identical investment objective and investment policies and practices similar to those of the Acquiring Fund.

Target Fund	Acquiring Fund
Oppenheimer High Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA

Completion of the Reorganization and merger is subject to a number of conditions, including approval by shareholders of the Target Fund. Proxy materials regarding the merger have been distributed to shareholders of the Target Fund and a special meeting of shareholders to consider the merger will be held on September 14, 2012.

Subject to satisfaction of these and other conditions of the merger, it is anticipated that the merger will become effective on or about the close of business on October 29, 2012, or on such later date as the parties may agree. As a result of the Reorganization, each shareholder of the Target Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Target Fund shares as of the close of business on the Valuation Date.

(HFV-001, HFL-008, VUM-009)
PRO-012-0512